SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2018

AIRBORNE WIRELESS NETWORK
(Exact name of registrant as specified in charter)

Nevada	333-179079	27-4453740
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices and zip code)

(805) 583-4302

(registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

Exercise Agreement with Sabby

On October 17, 2018, Airborne Wireless Network (the “Company”) and Sabby Volatility Warrant Master Fund, Ltd. (“Sabby”) entered into that certain Exercise Agreement (the “Sabby Exercise Agreement”) pursuant to which Sabby, which holds certain shares of the Company’s Series A Convertible Preferred Stock (“Preferred Stock”), Series 1 Warrants to purchase shares of the Company’s Preferred Stock (the “Series 1 Warrants”), Series 2 Warrants to purchase shares of the Company’s Preferred Stock (the “Series 2 Warrants”) and Series 3 Warrants to purchase shares of the Company’s Preferred Stock (the “Series 3 Warrants,” together with the Series 1 Warrants and the Series 2 Warrants, the “Warrants”), agreed that it will exercise a minimum of $600,000 of its Warrants on or immediately following the effective date of the Sabby Exercise Agreement (the “Effective Date”).

In connection with and pursuant to the terms of the Sabby Exercise Agreement, Sabby also agreed to enter into a lock-up agreement with the Company under which it agreed to refrain from selling, offering for sale or otherwise transferring any shares of Preferred Stock, shares of the Company’s common stock, Warrants or other securities of the Company for sixty days, except that the transfer restrictions will not apply:

(i)	during the thirty-day period beginning on the date of Sabby’s exercise of its Warrants; and
(ii)	during the subsequent thirty-day period after the first thirty days if Ionic Ventures LLC (“Ionic”), which also holds Warrants and entered into an agreement with the Company, does not elect to exercise on November 16, 2018, and Sabby instead exercises an additional $600,000 of Warrants.

The Company and Sabby each also agreed to use reasonable best efforts to take all required action to amend the terms of the Series 1 Warrants and the Series 2 Warrants to extend the expiration date of each to May 29, 2019 from November 29, 2018. The Sabby Exercise Agreement was also conditioned upon each other holder of Warrants signing lock-up agreements similar to the version signed by Sabby.

There is no material relationship between the Company or its affiliates and Sabby, other than in respect of the Sabby Exercise Agreement, the lock-up agreement between the Company and Sabby described below and Sabby’s ownership of Warrants and Preferred Stock. This description of the Sabby Exercise Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Sabby Exercise Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Exercise Agreement with Ionic Ventures

On October 17, 2018, the Company and Ionic entered into that certain Exercise Agreement (the “Ionic Exercise Agreement”) pursuant to which the Company and Ionic, which holds certain shares of Preferred Stock and Warrants, agreed that Ionic will have the right to exercise a minimum of $600,000 of its Warrants on November 16, 2018. In connection with and pursuant to the terms of the Ionic Exercise Agreement, Ionic also agreed to enter into a lock-up agreement with the Company under which it agreed to refrain from selling, offering for sale or otherwise transferring any shares of Preferred Stock, shares of the Company’s common stock, Warrants or other securities of the Company for sixty days, except that the transfer restrictions will not apply for the second 30 days of the lock-up agreement if Ionic elects to exercise $600,000 of the Warrants under the Ionic Exercise Agreement on November 16, 2018.

The Company and Ionic each also agreed to use reasonable best efforts to take all required action to amend the terms of the Series 1 Warrants and the Series 2 Warrants to extend the expiration date of each to May 29, 2019 from November 29, 2018. The Ionic Exercise Agreement was also conditioned upon each other holder of Warrants signing lock-up agreements similar to the version signed by Ionic.

There is no material relationship between the Company or its affiliates and Ionic, other than in respect of the Ionic Exercise Agreement, the lock-up agreement between the Company and Ionic described below and Ionic’s ownership of Warrants and Preferred Stock. This description of the Ionic Exercise Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Ionic Exercise Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

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Lock-up Agreements with Warrant Holders

On October 17, 2018, the Company entered into a lock-up agreement with each of Sabby, Ionic, Anson Funds Management LP (“Anson”) and Hudson Bay Master Fund Ltd. (“Hudson Bay”). Under the lock-up agreements, each of Sabby, Ionic, Anson and Hudson Bay agreed with the Company that for a period of 60 days, such party would to refrain from selling, offering for sale or otherwise transferring any shares of Preferred Stock, shares of the Company’s common stock, Warrants or other securities of the Company. As described above, the lock-up agreements provide that Sabby is permitted to transfer Company securities during (i) the 30-day period following its initial exercise of Warrants under the Sabby Exercise Agreement and (ii) during the second 30-day period of the term of the lock-up agreement, in the event that Ionic does not exercise $600,000 of its Warrants on the 30th day following the effective date of the Ionic Exercise Agreement and Sabby exercises an additional $600,000 of its Warrants on the following business day. However, if Ionic does exercise $600,000 of its Warrants on the 30th day following effectiveness, then it, and not Sabby, will be released from the terms of the lock-up for the second 30-day period of the term of the lock-up agreement. In the event that neither Ionic nor Sabby elect to exercise at least $600,000 of the Warrants after the first 30 days of the term of the lock-up agreement, then the lock-up will expire as to each of Ionic, Sabby, Anson and Hudson Bay.

Each lock-up agreement also contains also contains “most favored nation” provisions that provide that if the Company offers terms, or any waivers, modifications or amendments, to any of the other signatories to the four lock-up agreements, then it must offer such terms, waivers, modifications or amendments to the signatory of the non-altered lock-up agreement. Each lock-up agreement also contains a release and waiver of any and all claims the Company may have against the counterparty to such lock-up agreement, other than those arising primarily as a result of any material violation of law.

There is no material relationship between the Company or its affiliates and Anson or Hudson Bay, other than in respect of the the lock-up agreement between the Company and such parties described above and such parties’ ownership of Warrants and Preferred Stock. This description of the lock-up agreements does not purport to be complete and is qualified in its entirety by reference to the terms of lock-up agreements, which are attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6 and are incorporated herein by this reference.

Lock-up Agreement with YA II PN, Ltd.

On October 17, 2018, the Company entered into a lock-up agreement (the “Yorkville Lock-up Agreement” with YA II PN, Ltd., an affiliate of Yorkville Advisors Global, LP and a Cayman Islands exempt company (“Yorkville”), which holds that certain previously disclosed Convertible Debenture, issued by the Company on April 9, 2018 (the “Debenture”), a warrant and a separate convertible note previously issued by the Company. Under the Yorkville Lock-up Agreement, Yorkville agreed with the Company that for a period of 60 days it would to refrain from selling, offering for sale or otherwise transferring any shares of the Company’s common stock, warrants or other securities of the Company. As consideration for Yorkville’s agreement to refrain from transferring any Company securities, the Company agreed to (a) make a partial redemption payment of $50,000 under the Debenture on the effective date of the Yorkville Lock-Up Agreement or the immediately following business day and (b) make a partial redemption payment of and additional $50,000 under the Debenture on the first business day that is thirty (30) days after the effective date of the Yorkville Lock-up Agreement. Yorkville waived the requirement that the payments be preceded by advance notice, that the trading price of the Common Stock be greater than a stated fixed conversion price in order for a redemption to be made and that the Company pay a redemption premium. The Yorkville Lock-Up Agreement also contains a release and waiver of any and all claims the Company may have against the counterparty to such lock-up agreement, other than those arising primarily as a result of any material violation of law.

There is no material relationship between the Company or its affiliates and Yorkville other than in respect of the Yorkville Lock-up Agreement and the previously disclosed transaction pursuant to which Yorkville acquired the Debenture and the warrant to purchase Common Stock it holds and its ownership of other Company securities. This description of the Yorkville Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of Yorkville Lock-Up Agreement, which is attached hereto as Exhibit 10.7 and incorporated herein by this reference.

Item 3.03. Material Modification to Rights of Security Holders.

On October 17, 2018, the Company and the holders of the Series 1 Warrants and the Series 2 Warrants, each originally issued on May 29, 2018 pursuant to (i) the Company’s previously disclosed Underwriting Agreement, dated as of May 23, 2018, between the Company and Maxim Group LLC and (ii) the Company’s Registration Statement on Form S-1 (File No.: 333-220295) (the “Registration Statement”), have agreed to extend the expiration date of the Series 1 Warrants from November 29, 2018 to May 29, 2019 and to extend the expiration date of the Series 2 Warrants from November 29, 2018 to May 29, 2019. In connection therewith, the holders of the Series 1 Warrants and the holders of the Series 2 Warrants have also agreed that they will not exercise any part of the Series 1 Warrants or the Series 2 Warrants for cash until a post-effective amendment to the Registration Statement containing a current prospectus under Section 10(a)(3) of the Securities Act of 1933, as amended, that reflects the amended expiration date of the Series 1 Warrants and the Series 2 Warrants is declared effective by the Securities and Exchange Commission.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Exercise Agreement, dated as of October 17, 2018, between Airborne Wireless Network and Sabby Volatility Warrant Master Fund, Ltd.
10.2	Exercise Agreement, dated as of October 17, 2018, between Airborne Wireless Network and Ionic Ventures LLC
10.3	Lock-up Agreement, dated as of October 17, 2018, between Airborne Wireless Network and Sabby Volatility Warrant Master Fund, Ltd.
10.4	Lock-up Agreement, dated as of October 17, 2018, between Airborne Wireless Network and Ionic Ventures LLC
10.5	Lock-up Agreement, dated as of October 17, 2018, between Airborne Wireless Network and Anson Funds Management LP
10.6	Lock-up Agreement, dated as of October 17, 2018, between Airborne Wireless Network and Hudson Bay Master Fund Ltd.
10.7	Lock-up Agreement, dated as of October 17, 2018, between Airborne Wireless Network and YA II PN, Ltd.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: October 17, 2018	/s/ J. Edward Daniels
J. Edward Daniels
President, Treasurer and Secretary

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